SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 23, 2008

I-many, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30883	01-0524931
(Commission File Number)	(I.R.S. Employer Identification No.)

399 Thornall Street, 12th Floor, Edison, NJ	08837
(Address of Principal Executive Offices)	(Zip Code)

(800) 832-0228

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 23, 2008, after business hours had ended, I-many, Inc. received notice from the NASDAQ Stock Market (“NASDAQ”) that for the last 10 consecutive trading days, the market value of I-many’s listed securities has been below the minimum $50 million requirement for continued inclusion on the NASDAQ Global Market under Marketplace Rule 4450(b)(1)(A). NASDAQ also informed I-many that I-many is not in compliance with the alternative Marketplace Rule 4450(b)(1)(B), which requires total assets and total revenue of $50 million each for the most recently completed fiscal year or two of the last three most recently completed fiscal years. Under the NASDAQ Global Market continued listing requirements, I-many may maintain its listing qualifications without complying with the total assets and total revenue requirement if it is in compliance with the requirements of NASDAQ Marketplace Rule 4450(b)(1)(A) with respect to the market value of its listed securities being at least $50 million. The notice has no immediate effect on the listing of I-many’s securities, and its common stock will continue to trade on the NASDAQ Global Market.

Pursuant to Marketplace Rule 4450(e)(4), I-many will be provided 30 calendar days, or until August 22, 2008, to regain compliance. If, at any time before August 22, 2008, the market value of I-many’s listed securities is $50 million or more for a minimum of 10 consecutive business days, NASDAQ will determine if I-many complies with Marketplace Rule 4450(b)(1)(A). If compliance with the rule cannot be demonstrated by August 22, 2008, I-many will have the right to appeal a staff determination to delist I-many’s securities and I-many’s securities will remain listed until completion of the appeal process. In addition, if I-many satisfies the continued listing requirements for the NASDAQ Capital Market (which does not require that the market value of listed securities be at least $50 million), I-many may apply to transfer its securities from the NASDAQ Global Market to the NASDAQ Capital Market. If I-many submits a transfer application by August 22, 2008, the initiation of the delisting proceedings will be stayed pending NASDAQ’s review of the application.

If I-many does not resolve the listing deficiency, I-many intends to apply to transfer its securities to the NASDAQ Capital Market. The Company currently believes that it meets the criteria to transfer to the NASDAQ Capital Market.

A copy of the press release announcing the notification from NASDAQ is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit

99.1	Press Release dated July 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

I-MANY, INC.

By:	/s/ Robert G. Schwartz, Jr.
Robert G. Schwartz, Jr.
Vice President and General Counsel

July 25, 2008